Highland Funds II
Summary Prospectus
February 1, 2015
Highland Total Return Fund
Class A HTAAX Class C HTACX Class R HTARX Class Y HTAYX

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://highlandfunds.com/highland-funds-2/. You can also get this information at no cost by calling 1-877-665-1287 or by sending an e-mail request to info@highlandfunds.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated February 1, 2015, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of Highland Total Return Fund (“Highland Total Return Fund” or the “Fund”) is to seek maximum total return (total return includes both income and capital appreciation).
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Highland Funds II equity funds and/or asset allocation funds, or at least $100,000 in Highland Funds II fixed income funds. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 75 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 79 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None [1]	1.00% [2]	None	None
Exchange Fee	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y
Management fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None
Other Expenses[3]	0.64%	0.64%	0.64%	0.64%
Total Annual Fund Operating Expenses[4]	1.39%	2.14%	1.64%	1.14%
Expense Reimbursement[5]	0.19%	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.20%	1.95%	1.45%	0.95%
[1]	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge ("CDSC") if the shares are sold within one year of purchase.
[2]	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.
[3]	"Other Expenses" include indirect fees and expenses of Acquired Funds less than 0.01%. "Acquired Fund" means any investment company in which the Fund invests or has invested during the period.
[4]	Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
[5]	Highland Capital Management Fund Advisors, L.P. (the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the "Excluded Expenses")) of the Fund to 0.95% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2016, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Highland Funds II (the “Trust”), on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses (excluding Excluded Expenses) of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, or any other agreed upon expense limitation for that year, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months from the date such amounts were paid, waived or reimbursed by the Adviser. The

Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.
Expense Example
This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described in the footnote above. Your actual costs may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$689	$968	$1,269	$2,120
Class C
if you did not sell your shares	$197	$649	$1,127	$2,447
if you sold all your shares at the end of the period	$297	$649	$1,127	$2,447
Class R	$147	$496	$ 869	$1,917
Class Y	$ 96	$341	$ 604	$1,358
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 121% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. The Fund’s asset allocation process utilizes information from the Fund’s sub-adviser, First Foundation Advisors (“FFA” or the “Sub-Adviser”), to diversify holdings across these asset classes and to adjust the asset class weightings based on market and economic conditions. The Fund may also use various types of derivatives (such as options, futures and options on futures) to gain exposure to certain types of securities as an alternative to investing directly in such securities, to manage currency exposure and interest rate exposure (also known as duration), and to manage exposure to credit quality. The Fund may hedge a portion of its foreign currency risk but is not required to do so.
Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”), the Fund’s investment adviser, has allocated all the assets of the Fund to be managed/advised by FFA. The Fund invests in equity securities, such as common and preferred stocks, principally for their capital appreciation potential and investment-grade debt securities principally for their income potential. The Fund invests in cash principally for the preservation of capital, income potential or maintenance of liquidity. Within each asset class, the portfolio managers primarily use active security selection to choose securities based on the perceived merits of individual issuers, although portfolio managers of different asset classes or strategies may place different emphasis on the various characteristics of a company (as identified below) during the selection process.
The portfolio managers seek to identify equity securities of companies with characteristics such as:
•	strong earnings growth
•	favorable valuation
•	a presence in successful industries
•	high quality management focused on generating shareholder value
•	large or medium capitalization (meaning a market capitalization of $2 billion or more)
The portfolio managers seek to identify debt securities with characteristics such as:
•	attractive yields and prices
•	the potential for capital appreciation
•	reasonable credit quality (typically investment grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments)
The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.
The portion of the Fund invested in debt securities normally has a weighted average maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.
The Fund may also invest to a lesser extent in high yield securities (also known as “junk securities”), equity and debt securities of companies that are located in emerging market countries, and exchange-traded funds (“ETFs”) to gain exposure to securities including those of U.S. issuers that are principally engaged in or related to the real estate industry and to securities in emerging markets.

Highland Funds II Summary Prospectus
February 1, 2015

Principal Risks
When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective.
Allocation Risk is the risk that the Sub-Adviser may not allocate assets of the Fund among strategies or asset classes in an optimal manner, if, among other reasons, it does not correctly assess the attractiveness of a strategy or asset class.
Credit Risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.
Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Emerging Markets Risk is the risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.
Equity Securities Risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.
Exchange-Traded Funds Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.
Growth Investing Risk is the risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.
Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.
High Yield Debt Securities Risk is the risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value for these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid and Restricted Securities Risk is the risk that the Adviser may not be able to sell illiquid or restricted securities, such as securities issued pursuant to Rule 144A of the Securities Act of 1933, at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers, and emerging or developing markets securities in particular, are subject to greater liquidity risk.
Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.
Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.
Mortgage-Backed Securities Risk is the risk of investing in mortgage-backed securities, and includes interest rate risk, liquidity risk and credit risk, which may be heightened in connection with investments in loans to "subprime" borrowers. Certain mortgage-backed securities are also subject to prepayment risk. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages. The Fund could lose money if there are defaults on the mortgage loans underlying these securities.
Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.
Prepayment Risk is the risk that during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Fund’s shares
Portfolio Turnover Risk is the risk that the Fund’s high portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.
Real Estate Securities Risk is the risk that an investment in real estate securities will be closely linked to the performance of the real estate markets. Property values or income may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
REIT-Specific Risk includes the risk that an investment in the stocks of real estate investment trusts (“REITs”) will decline because of adverse developments affecting the real estate industry and real property values. An investment in a REIT also may be adversely affected or lost if the REIT fails to qualify as a REIT for tax purposes.
Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.
Small-Cap Company Risk is the risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.
Value Investing Risk is the risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value.

Highland Funds II Summary Prospectus
February 1, 2015

Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.
Performance
The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index or indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented, without which returns would have been lower. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class C, Class R and Class Y Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated information on the Fund’s performance can be obtained by visiting http://highlandfunds.com/highland-funds-2/ or by calling 1-877-665-1287.
Calendar Year Total Returns
The bar chart shows the performance of the Fund’s Class A shares as of December 31.
The highest calendar quarter total return for Class A Shares of the Fund was 11.62% for the quarter ended June 30, 2009 and the lowest calendar quarter total return was -16.91% for the quarter ended December 31, 2008.
Average Annual Total Returns
(For the periods ended December 31, 2014)
	1 Year	5 Years	10 Years	Since Inception
Class A (inception 2/22/93)
Return Before Taxes	-2.14%	5.88%	3.93%	6.82%
Return After Taxes on Distributions	-3.58%	5.38%	3.01%	5.62%
Return After Taxes on Distributions and Sale of Fund Shares	-0.14%	4.56%	3.15%	5.41%
Return Before Taxes
Class C (inception 9/30/99)	2.05%	6.33%	3.77%	3.99%
Class R (inception 1/29/08)	3.57%	6.91%	N/A	3.17%
Class Y (inception 11/29/93)	4.11%	7.39%	4.88%	7.30%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (inception 2/28/93)	13.69%	15.45%	7.67%	9.42%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) (inception 2/28/93)	5.97%	4.45%	4.71%	5.80%
After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In some cases, average annual return after taxes on distributions and sale of fund shares is higher than the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

Portfolio Management
Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund and First Foundation Advisors serves as sub-adviser to the Fund. The primary individual portfolio managers for the Fund are:
Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Sub-Adviser
John Hakopian	Less than 1 year	President
Jim Garrison	Less than 1 year	Portfolio Manager
Eric Speron	Less than 1 year	Portfolio Manager
Purchase and Sale of Fund Shares
Purchase minimum (for Class A and Class C Shares) (reduced for certain accounts)
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25
There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.
Purchase minimum (for Class R and Class Y Shares) (eligible investors only)
	Class R	Class Y
Initial Investment	None	None
Subsequent Investments	None	None
Class R and Class Y Shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary.
Individual investors that invest directly with the Fund are not eligible to invest in Class R or Class Y Shares.
You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at http://highlandfunds.com/literature.
In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:
•	Through your Financial Intermediary
•	By writing to Highland Funds II — Highland Total Return Fund, PO Box 8656, Boston, Massachusetts 02266-8656, or
•	By calling Boston Financial Data Services, Inc. at 1-877-665-1287
Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.
Tax Information
The Fund intends to make distributions that generally will be taxable to you as ordinary income, qualified dividend income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Highland Funds II Summary Prospectus
February 1, 2015

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